UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 2004


                    Federal Agricultural Mortgage Corporation
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Federally chartered
       instrumentality of
        the United States                0-17440               52-1578738
(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)



 1133 21st Street, N.W., Suite 600, Washington, D.C.            20036
 ---------------------------------------------------        ------------
     (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

                  99    Press release dated August 9, 2004.

Item 9.  Regulation FD Disclosure.

     On August 9, 2004, the Registrant issued a press release to announce that its Board had adopted a dividend policy with respect to its 3 classes of Common Stock and had authorized the repurchase of up to 10 percent of the Registrant's outstanding Class C common stock. The press release also announced the Registrant's intention to obtain a rating. A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.

     The information set forth above shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      August 9, 2004

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99                           Press Release Dated August 9, 2004         5